VAN KAMPEN FOCUS PORTFOLIOS, TAXABLE INCOME SERIES 13
                   Long-Term Investment Grade Trust, Series 3

                Supplement to the Prospectus dated August 6, 2002

         Notwithstanding anything to the contrary in the prospectus, any Underwriter that purchases at least 1,000 Units of Long-Term Investment Grade Trust, Series 3 from the Sponsor on any single day during the initial offering period will be allowed a concession in connection with the distribution of such Units equal to $40.00 per Unit.

Supplement Dated: August 8, 2002